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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2001

SNTL Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-25984 (Commission File Number)	95-4610936 (IRS Employer Identification No.)

30101 Agoura Court #222, Agoura Hills, California (Address of principal executive offices)	91301 (Zip Code)

Registrant's telephone number, including area code (818) 597-0042

Superior National Insurance Group, Inc.
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.  Bankruptcy.

    SNTL Corporation, along with its subsidiaries, SNTL Holdings Corporation (formerly, Business Insurance Group, Inc.), SN Insurance Administrators, Inc. and SN Insurance Services, Inc., filed their September of 2001 Monthly Debtor in Possession Operating Reports and their September of 2001 Debtor in Possession Interim Statements with the United States Bankruptcy Court for the Central District of California, copies of which are attached hereto as Exhibit 99.123 through Exhibit 99.130.

  THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

Item 7.  Financial Statements and Exhibits.

  (a)
  Financial Statements of Businesses Acquired.

        Not Applicable.

  (b)
  Pro Forma Financial Information.

        Not Applicable.

  (c)
  Exhibits.

Exhibit No.	Description
99.123	Debtor in Possession Operating Report for the period from September 1, 2001 to September 30, 2001 (Superior National Insurance Group, Inc.) with Schedules A through F.
99.124	Debtor in Possession Operating Report for the period from September 1, 2001 to September 30, 2001 (Business Insurance Group, Inc.) (see Exhibit 99.123 for Schedules A through F).
99.125	Debtor in Possession Operating Report for the period from September 1, 2001 to September 30, 2001 (SN Insurance Administrators, Inc.) (see Exhibit 99.123 for Schedules A through F).
99.126	Debtor in Possession Operating Report for the period from September 1, 2001 to September 30, 2001 (SN Insurance Services, Inc.) (see Exhibit 99.123 for Schedules A through F).
99.127	Debtor in Possession Interim Statement for the period from September 1, 2001 to September 30, 2001 (Superior National Insurance Group, Inc.).
99.128	Debtor in Possession Interim Statement for the period from September 1, 2001 to September 30, 2001 (Business Insurance Group, Inc.).
99.129	Debtor in Possession Interim Statement for the period from September 1, 2001 to September 30, 2001 (SN Insurance Administrators, Inc.).
99.130	Debtor in Possession Interim Statement for the period from September 1, 2001 to September 30, 2001 (SN Insurance Services, Inc.).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNTL CORPORATION (Registrant)

Date November 21, 2001	/s/ ALEX CORBETT
(Signature)*
Alex Corbett Senior Vice President and Chief Financial Officer

*Print name and title of the signing officer under his signature.

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FORM 8-K
INFORMATION TO BE INCLUDED IN THE REPORT
SIGNATURES